UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00242

Natixis Funds Trust II

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: November 30

Date of reporting period: February 29, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS

PORTFOLIO OF INVESTMENTS – as of February 29, 2016 (Unaudited)

Loomis Sayles Dividend Income Fund

Shares	Description	Value (†)
Common Stocks – 87.1% of Net Assets

	Aerospace & Defense – 2.8%
4,269	Honeywell International, Inc.	$432,663
1,480	Northrop Grumman Corp.	284,486

		717,149

	Automobiles – 3.1%
15,578	General Motors Co.(b)	458,616
7,830	Harley-Davidson, Inc.	338,021

		796,637

	Banks – 7.2%
13,844	BB&T Corp.	445,223
22,025	Fifth Third Bancorp(b)	336,102
10,895	JPMorgan Chase & Co.(c)	613,388
9,273	Wells Fargo & Co.	435,089

		1,829,802

	Beverages – 1.9%
4,932	PepsiCo, Inc.	482,448

	Biotechnology – 2.5%
11,658	AbbVie, Inc.	636,643

	Chemicals – 2.3%
11,824	Dow Chemical Co. (The)	574,765

	Communications Equipment – 2.4%
22,918	Cisco Systems, Inc.	599,993

	Containers & Packaging – 1.4%
10,139	International Paper Co.	361,962

	Diversified Telecommunication Services – 2.7%
13,604	Verizon Communications, Inc.(c)	690,131

	Electric Utilities – 3.4%
4,379	Entergy Corp.	316,207
15,640	PPL Corp.	547,244

		863,451

	Electrical Equipment – 1.9%
8,594	Eaton Corp. PLC(c)	487,366

	Energy Equipment & Services – 0.7%
6,338	National Oilwell Varco, Inc.	185,513

	Food Products – 1.6%
4,378	Hershey Co. (The)	397,916

	Hotels, Restaurants & Leisure – 2.4%
33,356	SeaWorld Entertainment, Inc.(b)	603,410

Shares	Description	Value (†)
Common Stocks – continued

	Industrial Conglomerates – 2.1%
18,338	General Electric Co.(c)	$534,369

	Insurance – 2.7%
8,441	MetLife, Inc.	333,926
19,452	Old Republic International Corp.	346,246

		680,172

	Leisure Products – 1.2%
9,673	Mattel, Inc.	314,566

	Media – 2.0%
6,610	Omnicom Group, Inc.	514,324

	Multi-Utilities – 2.2%
9,690	PG&E Corp.	549,714

	Multiline Retail – 1.3%
6,986	Kohl’s Corp.	326,037

	Oil, Gas & Consumable Fuels – 6.0%
5,908	Chevron Corp.(c)	492,964
7,833	Energy Transfer Partners LP	208,906
9,365	PBF Energy, Inc., Class A	282,823
11,655	Royal Dutch Shell PLC, B Shares, Sponsored ADR	532,750

		1,517,443

	Pharmaceuticals – 10.4%
3,990	Eli Lilly & Co.	287,280
17,575	GlaxoSmithKline PLC, Sponsored ADR	679,625
11,846	Merck & Co., Inc.(b)	594,788
23,455	Pfizer, Inc.(c)	695,910
9,719	Sanofi, Sponsored ADR	384,386

		2,641,989

	REITs - Diversified – 3.5%
22,805	Outfront Media, Inc.	466,362
15,650	Weyerhaeuser Co.	406,587

		872,949

	REITs - Hotels – 3.8%
31,774	Host Hotels & Resorts, Inc.	486,460
9,702	Ryman Hospitality Properties, Inc.	464,435

		950,895

	Road & Rail – 1.8%
6,254	Norfolk Southern Corp.	457,605

	Semiconductors & Semiconductor Equipment – 2.2%
11,029	QUALCOMM, Inc.	560,163

	Software – 4.3%
13,019	Microsoft Corp.	662,407
21,831	Symantec Corp.	421,556

		1,083,963

Shares	Description	Value (†)
Common Stocks – continued

	Technology Hardware, Storage & Peripherals – 1.4%
3,561	Apple, Inc.	$344,313

	Tobacco – 2.8%
7,687	Philip Morris International, Inc.(c)	699,748

	Transportation Infrastructure – 1.2%
4,896	Macquarie Infrastructure Corp.	298,901

	Wireless Telecommunication Services – 1.9%
16,124	Vodafone Group PLC, Sponsored ADR	490,170

	Total Common Stocks (Identified Cost $23,171,123)	22,064,507

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 5.2%

Non-Convertible Bonds – 4.7%

	Banking – 0.2%
$50,000	Ally Financial, Inc., 4.625%, 3/30/2025	48,500

	Chemicals – 0.2%
150,000	Hexion, Inc., 9.200%, 3/15/2021(d)(e)	55,379

	Construction Machinery – 0.4%
95,000	United Rentals North America, Inc., 5.500%, 7/15/2025	90,131

	Consumer Cyclical Services – 0.2%
45,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	43,200

	Electric – 0.4%
100,000	AES Corp. (The), 5.500%, 4/15/2025	90,125

	Finance Companies – 0.9%
370,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(f)	240,500

	Healthcare – 0.6%
150,000	HCA, Inc., 7.500%, 11/06/2033	160,125

	Home Construction – 0.5%
125,000	PulteGroup, Inc., 6.000%, 2/15/2035	120,625

	Independent Energy – 0.2%
50,000	WPX Energy, Inc., 5.250%, 1/15/2017	49,000

	Supermarkets – 0.9%
280,000	New Albertson’s, Inc., 8.000%, 5/01/2031	240,100

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Transportation Services – 0.2%
$75,000	APL Ltd., 8.000%, 1/15/2024(f)	$50,250

	Total Non-Convertible Bonds (Identified Cost $1,329,365)	1,187,935

Convertible Bonds – 0.5%

	Midstream – 0.5%
305,000	Chesapeake Energy Corp., 2.500%, 5/15/2037 (Identified Cost $268,988)	138,013

	Total Bonds and Notes (Identified Cost $1,598,353)	1,325,948

Shares	Description	Value (†)
Preferred Stocks – 5.1%

Convertible Preferred Stocks – 2.5%

	Consumer Non-Cyclical Services – 0.9%
3,319	Tyson Foods, Inc., 4.750%	239,300

	Pharmaceuticals – 1.6%
418	Allergan PLC, Series A, 5.500%	403,780

	Total Convertible Preferred Stocks (Identified Cost $576,831)	643,080

Non-Convertible Preferred Stocks – 2.6%

	Gas – 1.2%
5,174	Hess Corp., 8.000%	288,088

	Pharmaceuticals – 1.4%
406	Teva Pharmaceutical Industries Ltd., 7.000%	363,817

	Total Preferred Stocks (Identified Cost $1,241,531)	1,294,985

Principal Amount (‡)	Description	Value (†)
Short-Term Investments – 3.6%
$915,029	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 02/29/2016 at 0.030% to be repurchased at $915,030 on 3/01/2016 collateralized by $900,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $934,875 including accrued interest(g) (Identified Cost $915,029)	915,029

	Description	Value (†)
	Total Investments – 101.0% (Identified Cost $26,926,036)(a)	25,600,469
	Other assets less liabilities – (1.0)%	(264,560)

	Net Assets – 100.0%	$25,335,909

Shares	Description	Value (†)
Written Options(h) – (0.0%)

	Options on Securities – (0.0%)
3,500	International Paper Co., Put expiring April 15, 2016 at 32	$(1,260)
2,500	Mattel, Inc., Call expiring March 18, 2016 at 33	(1,938)
1,400	Northrop Grumman Corp., Call expiring April 15, 2016 at 200	(3,325)

	Total Written Options (Premiums Received $6,950)	$(6,523)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange ("NYSE"). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund's net asset value ("NAV") is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of February 29, 2016, securities held by the Fund were fair valued as follows:

Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]	Percentage of Net Assets
$290,750	1.1%	$55,379	0.2%

[1]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[2]	Fair valued by the Fund’s adviser.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At February 29, 2016, the net unrealized depreciation on investments based on a cost of $26,926,036 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$894,234
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,219,801)

Net unrealized depreciation	$(1,325,567)

(b)	A portion of this security has been designated to cover the Fund's obligations under outstanding options.

(c)	A portion of this security has been pledged as collateral for outstanding options.

(d)	Illiquid security. At February 29, 2016, the value of this security amounted to $55,379 or 0.2% of net assets.

(e)	Fair valued by the Fund's adviser. At February 29, 2016, the value of this security amounted to $55,379 or 0.2% of net assets.

(f)	Illiquid security. At February 29, 2016, the value of these securities amounted to $290,750 or 1.1% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund's pricing policies and procedures.

(g)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. As of February 29, 2016, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(h)	The Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

MTN	Medium Term Note

REITs	Real Estate Investment Trusts

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•	Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks*	$22,064,507	$—	$—		$22,064,507
Bonds and Notes
Non-Convertible Bonds
Chemicals	—	—	55,379	(a)	55,379
All Other Non-Convertible Bonds*	—	1,132,556	—		1,132,556

Total Non-Convertible Bonds	—	1,132,556	55,379		1,187,935

Convertible Bonds*	—	138,013	—		138,013

Total Bonds and Notes	—	1,270,569	55,379		1,325,948

Preferred Stocks
Convertible Preferred Stocks*	643,080	—	—		643,080
Non-Convertible Preferred Stocks
Pharmaceuticals	—	363,817	—		363,817
All Other Non-Convertible Preferred Stocks*	288,088	—	—		288,088

Total Preferred Stocks	931,168	363,817	—		1,294,985

Short-Term Investments	—	915,029	—		915,029

Total	$22,995,675	$2,549,415	$55,379		$25,600,469

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(6,523)	$—	$—	$(6,523)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Fair valued by the Fund’s adviser.

For the period ended February 29, 2016 there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of November 30, 2015 and/or February 29, 2016:

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at February 29, 2016
Bonds and Notes
Non-Convertible Bonds

Chemicals	$48,840	$392	—	$6,147	—	—	—	—	$55,379	$6,147

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include option contracts.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options, written call options and written put options for investment purposes. During the period ended February 29, 2016, the Fund engaged in written call option transactions for hedging purposes and written put option transactions for investment purposes.

The following is a summary of derivative instruments for the Fund, as of February 29, 2016:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(6,523)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of February 29, 2016, is $429,656.

Industry Summary at February 29, 2016 (Unaudited)

Pharmaceuticals	13.4%
Banks	7.2
Oil, Gas & Consumable Fuels	6.0
Software	4.3
REITs - Hotels	3.8
REITs - Diversified	3.5
Electric Utilities	3.4
Automobiles	3.1
Aerospace & Defense	2.8
Tobacco	2.8
Diversified Telecommunication Services	2.7
Insurance	2.7
Biotechnology	2.5
Chemicals	2.5
Hotels, Restaurants & Leisure	2.4
Communications Equipment	2.4
Semiconductors & Semiconductor Equipment	2.2
Multi-Utilities	2.2
Industrial Conglomerates	2.1
Media	2.0
Other Investments, less than 2% each	23.4
Short-Term Investments	3.6

Total Investments	101.0
Other assets less liabilities (including open written options)	(1.0)

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of February 29, 2016 (Unaudited)

Loomis Sayles Emerging Markets Opportunities Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 77.9% of Net Assets

	Argentina – 0.6%
$150,000	Argentina Bonar Bonds, Series X, 7.000%, 4/17/2017	$151,214

	Barbados – 0.9%
200,000	Columbus International, Inc., 7.375%, 3/30/2021, 144A	207,600

	Brazil – 2.6%
250,000	Itau Unibanco Holding S.A., EMTN, 2.850%, 5/26/2018	242,187
150,000	Petrobras Global Finance BV, 5.375%, 1/27/2021	112,500
100,000	Republic of Brazil, 5.875%, 1/15/2019	105,550
200,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	167,250

		627,487

	Chile – 2.6%
200,000	Cencosud S.A., 5.150%, 2/12/2025, 144A	185,522
250,000	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025, 144A	224,488
240,000	VTR Finance BV, 6.875%, 1/15/2024	225,600

		635,610

	China – 7.1%
215,000	Baidu, Inc., 3.500%, 11/28/2022(b)	215,717
270,000	Bestgain Real Estate Ltd., 2.625%, 3/13/2018(b)	267,758
250,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(b)	265,356
280,000	CNOOC Finance 2013 Ltd., 3.000%, 5/09/2023(b)	265,557
255,000	Country Garden Holdings Co. Ltd., 7.250%, 4/04/2021, 144A	258,746
225,000	ENN Energy Holdings Ltd., 6.000%, 5/13/2021, 144A(b)	249,225
200,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	205,265

		1,727,624

	Colombia – 7.2%
975,000	Colombia Government International Bond, 4.375%, 7/12/2021	986,212
235,000	Colombia Government International Bond, 7.375%, 1/27/2017	245,927
235,000	Empresa de Energia de Bogota S.A. E.S.P., 6.125%, 11/10/2021(b)	239,994

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Colombia – continued
$260,000	Oleoducto Central S.A., 4.000%, 5/07/2021, 144A(b)	$233,090
100,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A	11,000
275,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	33,688

		1,749,911

	Croatia – 1.7%
200,000	Agrokor d.d., 8.875%, 2/01/2020	209,800
200,000	Hrvatska Elektroprivreda, 5.875%, 10/23/2022, 144A	203,750

		413,550

	Guatemala – 1.0%
225,000	Central American Bottling Corp., 6.750%, 2/09/2022	230,063

	Hong Kong – 2.0%
265,000	PCCW-HKT Capital No. 5 Ltd., 3.750%, 3/08/2023(b)	270,152
200,000	Swire Pacific MTN Financing Ltd., EMTN, 4.500%, 10/09/2023	216,222

		486,374

	Hungary – 2.7%
240,000	Hungary Government International Bond, 4.125%, 2/19/2018	248,688
400,000	Magyar Export-Import Bank Zrt, 4.000%, 1/30/2020, 144A	403,080

		651,768

	India – 3.5%
260,000	Bharti Airtel International BV, 5.350%, 5/20/2024, 144A(b)	275,202
220,000	NTPC Ltd., EMTN, 5.625%, 7/14/2021(b)	244,994
250,000	Reliance Industries Ltd., 4.125%, 1/28/2025, 144A(b)	248,905
200,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A	67,750

		836,851

	Indonesia – 3.9%
200,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	203,240
340,000	Pelabuhan Indonesia III PT, 4.875%, 10/01/2024, 144A(b)	334,900
215,000	Pertamina Persero PT, EMTN, 4.300%, 5/20/2023(b)	201,967
200,000	TBG Global Pte Ltd., 4.625%, 4/03/2018	197,560

		937,667

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Israel – 1.0%
$230,000	Israel Electric Corp. Ltd., 5.625%, 6/21/2018, 144A(b)	$242,107

	Jamaica – 0.9%
250,000	Digicel Ltd., 6.000%, 4/15/2021, 144A	214,000

	Korea – 4.2%
240,000	GS Caltex Corp., 3.250%, 10/01/2018, 144A(b)	244,623
230,000	Korea Gas Corp., 4.250%, 11/02/2020(b)	251,424
200,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017(b)	203,453
275,000	Woori Bank, 5.875%, 4/13/2021(b)	315,193

		1,014,693

	Malaysia – 1.4%
200,000	Malayan Banking Bhd, EMTN, (fixed rate to 9/20/2017, variable rate thereafter), 3.250%, 9/20/2022(b)	200,334
100,000	Petronas Capital Ltd., 7.875%, 5/22/2022, 144A(b)	127,228

		327,562

	Mexico – 10.9%
250,000	Alfa SAB de CV, 5.250%, 3/25/2024, 144A(b)	253,750
225,000	BBVA Bancomer S.A., 6.750%, 9/30/2022(b)	239,558
255,000	Fresnillo PLC, 5.500%, 11/13/2023, 144A(b)	255,956
250,000	Grupo KUO SAB de CV, 6.250%, 12/04/2022	231,875
13,198,000	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)(b)	735,333
240,000	Mexico Government International Bond, 5.625%, 1/15/2017	248,160
250,000	Nemak SAB de CV, 5.500%, 2/28/2023, 144A	248,750
235,000	Office Depot de Mexico S.A. de CV, 6.875%, 9/20/2020, 144A	232,650
200,000	Unifin Financiera SAB de CV SOFOM ENR, 6.250%, 7/22/2019, 144A	184,000

		2,630,032

	Morocco – 0.9%
225,000	OCP S.A., 5.625%, 4/25/2024, 144A(b)	228,938

	Paraguay – 0.9%
240,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022	223,800

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Peru – 1.5%
$190,000	InRetail Consumer, 5.250%, 10/10/2021, 144A	$182,400
195,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	185,250

		367,650

	Philippines – 2.1%
240,000	Philippine Government International Bond, 4.200%, 1/21/2024(b)	268,766
205,000	Power Sector Assets and Liabilities Management Corp., 7.250%, 5/27/2019(b)	237,042

		505,808

	Qatar – 1.3%
285,000	Ooredoo International Finance Ltd., 4.750%, 2/16/2021, 144A(b)	313,186

	Russia – 4.4%
265,000	Gazprom OAO Via Gaz Capital S.A., 3.850%, 2/06/2020, 144A	251,856
245,000	MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/2020	245,000
255,850	Russian Foreign Bond-Eurobond, 7.500%, 3/31/2030	312,006
260,000	VimpelCom Holdings BV, 6.255%, 3/01/2017	266,175

		1,075,037

	Singapore – 1.2%
300,000	BOC Aviation Pte Ltd., 3.000%, 3/30/2020, 144A(b)	300,396

	South Africa – 0.8%
200,000	Myriad International Holdings BV, 5.500%, 7/21/2025, 144A	194,124

	Thailand – 0.9%
205,000	PTT Global Chemical PCL, 4.250%, 9/19/2022(b)	212,274

	Turkey – 4.9%
200,000	Akbank TAS, 4.000%, 1/24/2020, 144A(b)	194,250
240,000	Coca-Cola Icecek AS, 4.750%, 10/01/2018, 144A(b)	247,267
200,000	Export Credit Bank of Turkey, 5.375%, 2/08/2021, 144A	200,698
275,000	TC Ziraat Bankasi AS, 4.250%, 7/03/2019, 144A(b)	271,727
265,000	Turk Telekomunikasyon AS, 3.750%, 6/19/2019, 144A(b)	262,435

		1,176,377

	Ukraine – 0.0%
901	Ukraine Government International Bond, 7.750%, 9/01/2019	813

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	United Arab Emirates – 3.5%
$275,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A(b)	$304,477
230,000	DP World Ltd., 3.250%, 5/18/2020, 144A	229,149
260,000	Dubai Electricity & Water Authority, 7.375%, 10/21/2020, 144A(b)	306,345

		839,971

	United States – 0.8%
260,000	Kosmos Energy Ltd., 7.875%, 8/01/2021, 144A	200,850

	Venezuela – 0.5%
220,000	Petroleos de Venezuela S.A., 6.000%, 11/15/2026	68,970
120,000	Venezuela Government International Bond, 12.750%, 8/23/2022	52,200

		121,170

	Total Bonds and Notes (Identified Cost $19,280,965)	18,844,507

Senior Loans – 0.8%

	Trinidad and Tobago – 0.4%
128,725	Methanol Holdings (Trinidad) Ltd., Term Loan B, 4.250%, 6/30/2022(c)	109,416

	United States – 0.4%
55,000	Sable International Finance Ltd., Term Loan B1, 11/23/2022(d)	53,385
45,000	Sable International Finance Ltd., Term Loan B2, 11/23/2022(d)	43,678

		97,063

	Total Senior Loans (Identified Cost $225,338)	206,479

Shares/Units of Currency(††)	Description	Value(†)
Purchased Options – 0.2%

	Options on Securities – 0.0%
7,500	iShares® MSCI Emerging Markets ETF, Put expiring April 15, 2016 at 30.0000(e)	7,200
7,500	iShares® MSCI Emerging Markets ETF, Put expiring June 17, 2016 at 26.0000(e)	4,088

		11,288

	Over-the-Counter Options on Currency – 0.2%
500,000	BRL Put, expiring May 09, 2016 at 4.1500(e)(f)	13,808
1,500,000	CNH Put, expiring March 31, 2016 at 6.6990(e)(g)	6,033
1,000,000	COP Call, expiring March 02, 2016 at 3,016.7000(e)(h)	—
500,000	MYR Put, expiring May 12, 2016 at 4.2500(e)(g)	9,877
500,000	ZAR Put, expiring May 12, 2016 at 16.5000(e)(h)	13,140

		42,858

	Total Purchased Options (Identified Cost $97,533)	54,146

Principal Amount (‡)	Description	Value (†)
Short-Term Investments – 18.0%
$ 4,354,575	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/29/2016 at 0.030% to be repurchased at $4,354,579 on 3/1/2016 collateralized by $4,280,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $4,445,850 including accrued interest(i) (Identified Cost $4,354,575)	$4,354,575

	Total Investments – 96.9% (Identified Cost $23,958,411)(a)	23,459,707
	Other assets less liabilities – 3.1%	742,707

	Net Assets – 100.0%	$24,202,414

Notional Amount/ Units of Currency(††)	Description	Value(†)
Written Options – (0.1%)

	Over-the-Counter Options on Currency – (0.1%)
1,500,000	CNH Put, expiring March 31, 2016 at 6.9250(e)(g)	$(2,359)
500,000	ZAR Put, expiring May 12, 2016 at 17.5271(e)(h)	(5,993)

	Total Written Options (Premiums Received $18,653)	$(8,352)

Written Swaptions – (0.0%)

	Interest Rate Swaptions – 0.0%
$ 8,000,000	10-year Interest Rate Swap Call, expiring 4/25/2016, Pay 3-month SAFEX-JIBAR, Receive ZAR 9.40% (g)(j) (Premiums Received $3,970)	$(4,018)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Domestic exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations.

Over-the-counter ("OTC") currency options and swaptions are valued at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Currency options and swaptions not priced through an independent pricing service are valued based on quotations obtained from broker-dealers.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange ("NYSE"). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund's net asset value ("NAV") is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(††)	Interest rate swaptions are expressed as notional amount. Options on securities are expressed as shares. Options on currency are expressed as units of currency.

(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At February 29, 2016, the net unrealized depreciation on investments based on a cost of $24,078,987 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$291,588
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(910,868)

Net unrealized depreciation	$(619,280)

At November 30, 2015, the Fund had a short-term capital loss carryforward of $503,527 with no expiration date and a long-term capital loss carryforward of $131,613 with no expiration date. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	All of this security has been designated to cover the Fund's obligations under open forward foreign currency contracts, futures contracts, swap agreements, options or swaptions.

(c)	Variable rate security. Rate as of February 29, 2016 is disclosed.

(d)	Position is unsettled. Contract rate was not determined at February 29, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.

(e)	The Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

(f)	Counterparty is Credit Suisse International.

(g)	Counterparty is Bank of America, N.A.

(h)	Counterparty is Morgan Stanley Capital Services Inc.

(i)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. As of February 29, 2016, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(j)

The Fund may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate.

When the Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When the Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the value of Rule 144A holdings amounted to $9,654,469 or 39.9% of net assets.

EMTN	Euro Medium Term Note

ETF	Exchange-Traded Fund

JIBAR	Johannesburg Interbank Agreed Rate

MTN	Medium Term Note

OJSC	Open Joint-Stock Company

SAFEX	South African Futures Exchange

BRL	Brazilian Real

CNH	Chinese Yuan Renminbi Offshore

COP	Colombian Peso

MXN	Mexican Peso

MYR	Malaysian Ringgit

ZAR	South African Rand

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that the Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as fees receivable or payable. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

At February 29, 2016, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	Republic of Colombia	(1.00%)	12/20/2020	1,050,000	84,098	$80,327	$(3,771)

Sell Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	CDX.EM* Series 24, 4-Year	1.00%	12/20/2020	3.66%	1,500,000	(170,091)	(169,024)	1,067
Citibank, N.A.	CDX.EM* Series 24, 4-Year	1.00%	12/20/2020	3.66%	500,000	(57,358)	(56,342)	1,016
Credit Suisse International	CDX.EM* Series 24, 4-Year	1.00%	12/20/2020	3.66%	1,000,000	(118,871)	(112,683)	6,188

Total							$(338,049)	$8,271

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^	Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
*	CDX.EM is an index composed of emerging market credit default swaps.

At February 29, 2016, the Fund had the following open bilateral interest rate swap agreements:

Counterparty	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
Bank of America, N.A.	8,000,000	ZAR	1/29/2026	8.840%	3-month SAFEX-JIBAR	$5,371

[1]	There are no up front payments on interest rate swap agreements; therefore unrealized appreciation (depreciation) is equal to market value.

JIBAR	Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At February 29, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	3/16/2016	Mexican Peso	4,400,000	$242,412	$464
Sell[1]	3/16/2016	Mexican Peso	4,400,000	242,412	(2,259)
Sell[2]	5/25/2016	Mexican Peso	13,400,000	734,070	1,611

Total					$(184)

At February 29, 2016, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
3/04/2016	Euro	465,116	New Russian Ruble[1]	40,000,000	$24,811
3/07/2016	Euro	231,836	Polish Zloty[2]	1,000,000	(1,913)
3/07/2016	Euro	223,943	Hungarian Forint[2]	70,000,000	1,888
3/07/2016	Hungarian Forint	70,000,000	Euro[2]	222,138	(3,852)
3/04/2016	New Russian Ruble	40,000,000	Euro[1]	446,678	(44,870)
3/07/2016	Polish Zloty	1,000,000	Euro[2]	229,626	(491)

Total					$(24,427)

[1]	Counterparty is Bank of America, N.A.
[2]	Counterparty is Credit Suisse International

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At February 29, 2016, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	6/21/2016	1	$173,156	$1,357
5 Year U.S. Treasury Note	6/30/2016	8	967,875	3,173
30 Year U.S. Treasury Bond	6/21/2016	1	164,532	795

Total				$5,325

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•	Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$18,844,507	$—	$18,844,507
Senior Loans*	—	206,479	—	206,479
Purchased Options*	11,288	42,858	—	54,146
Short-Term Investments	—	4,354,575	—	4,354,575

Total Investments	11,288	23,448,419	—	23,459,707

Bilateral Credit Default Swap Agreements (unrealized appreciation)	—	8,271	—	8,271
Bilateral Interest Rate Swap Agreements (unrealized appreciation)	—	5,371	—	5,371
Forward Foreign Currency Contracts (unrealized appreciation)	—	28,774	—	28,774
Futures Contracts (unrealized appreciation)	5,325	—	—	5,325

Total	$16,613	$23,490,835	$—	$23,507,448

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$—	$(8,352)	$—	$(8,352)
Written Swaptions*	—	(4,018)	—	(4,018)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(3,771)	—	(3,771)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(53,385)	—	(53,385)

Total	$—	$(69,526)	$—	$(69,526)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended February 29, 2016, there were no transfers among Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

The Fund seeks to provide high total investment return through a combination of high current income and capital appreciation. The Fund pursues its objective by generally obtaining its long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives, including forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements. During the period ended February 29, 2016, the Fund used forward foreign currency contracts, futures contracts, purchased call options, interest rate swaptions and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts, interest rate swaptions and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the period ended February 29, 2016, the Fund engaged in interest rate swaptions for hedging purposes and futures contracts and interest rate swap agreements to manage duration.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended February 29, 2016, the Fund engaged in written and purchased put options for hedging purposes.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the period ended February 29, 2016, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the period ended February 29, 2016, the Fund engaged in option contracts for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of February 29, 2016:

	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap agreements at value[3]	Total
Assets
Over-the-counter asset derivatives
Foreign exchange contracts	$42,858	$28,774	$—	$—	$71,632
Credit contracts	—	—	—	80,327	80,327
Interest rate contracts	—	—	—	5,371	5,371

Total over-the-counter asset derivatives	$42,858	$28,774	$—	$85,698	$157,330

Exchange-traded/cleared asset derivatives
Equity contracts	$11,288	$—	$—	$—	$11,288
Interest rate contracts	—	—	5,325	—	5,325

Total exchange-traded/cleared asset derivatives	$11,288	$—	$5,325	$—	$16,613

Total asset derivatives	$54,146	$28,774	$5,325	$85,698	$173,943

	Options/Swaptions written at value	Unrealized depreciation on forward foreign currency contracts	Swap agreements at value[3]	Total
Liabilities
Over-the-counter liability derivatives
Interest rate contracts	$(4,018)	$—	$—	$(4,018)
Foreign exchange contracts	(8,352)	(53,385)	—	(61,737)
Credit contracts	—	—	(338,049)	(338,049)

Total liability derivatives	$(12,370)	$(53,385)	$(338,049)	$(403,804)

[1]	Represents purchased options, at value.
[2]	Represents cumulative unrealized appreciation (depreciation) on futures contracts.
[3]	Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract.

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

OTC derivatives, including forward foreign currency contracts, options, swaptions and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. As of February 29, 2016, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Bank of America, N.A.	$(6,950)	$—
Citibank, N.A.	(225,366)	98,070
Credit Suisse International	(101,632)	—

Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of February 29, 2016:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$ 585,400	$417,474

Industry Summary at February 29, 2016 (Unaudited)

Foreign Sovereign	10.1%
Banking	7.0
Telecom - Wireless	4.9
Telecom - Wireline Integrated & Services	4.4
Electric-Integrated	4.1
Sovereign	3.9
Chemicals	3.2
Integrated Energy	3.1
Energy - Exploration & Production	3.0
Gas Distribution	3.0
Government Guaranteed	2.7
Transportation Infrastructure/Services	2.3
Real Estate Development & Management	2.2
Metals & Mining Excluding Steel	2.1
Software & Services	2.0
Cons/Comm/Lease Financing	2.0
Other Investments, less than 2% each	18.9
Short-Term Investments	18.0

Total Investments	96.9
Other assets less liabilities (including open written options/swaptions, swap agreements, forward foreign currency contracts and futures contracts)	3.1

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of February 29, 2016 (Unaudited)

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans – 81.9% of Net Assets

	Aerospace & Defense – 0.4%
$548,342	Cadence Aerospace LLC, Term Loan B, 6.500%, 5/09/2018(b)	$509,958
6,068,082	WP CPP Holdings LLC, Term Loan B3, 4.500%, 12/28/2019(c)	5,521,954

		6,031,912

	Automotive – 3.5%
12,121,194	Crowne Group LLC, 1st Lien Term Loan, 6.000%, 9/30/2020(c)	11,272,710
6,979,909	Dayco Products LLC, New Term Loan B, 5.250%, 12/12/2019(c)	6,840,310
11,939,547	Gates Global, Inc., Term Loan B, 4.250%, 7/05/2021(c)	10,491,877
8,451,000	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(c)(d)	7,141,095
9,762,000	Solera Holdings, Inc., USD Term Loan B, 2/10/2023(e)	9,469,140
8,151,484	U.S. Farathane LLC, Term Loan B, 6.750%, 12/23/2021(c)	8,029,212
1,700,000	Wand Intermediate I LP, 2nd Lien Term Loan, 8.250%, 9/19/2022(c)	1,496,000

		54,740,344

	Banking – 0.6%
1,009,271	Harland Clarke Holdings Corp., Extended Term Loan B2, 5.857%, 6/30/2017(c)	938,622
9,009,589	Harland Clarke Holdings Corp., Term Loan B3, 7.000%, 5/22/2018(c)	8,333,870

		9,272,492

	Building Materials – 2.5%
10,288,368	Builders FirstSource, Inc., Term Loan B, 6.000%, 7/31/2022(c)	9,902,555
6,131,466	Contech Construction Products, Inc., New Term Loan, 6.250%, 4/29/2019(c)	6,102,709
2,356,219	CPG International, Inc., New Term Loan, 4.750%, 9/30/2020(c)	2,214,846
2,796,773	Jeld-Wen, Inc., Term Loan B, 5.250%, 10/15/2021(c)	2,765,309
8,311,430	Munters Corp., Term Loan, 6.250%, 5/05/2021(c)	8,165,980
5,673,000	Quanex Building Products Corp., Term Loan B, 6.250%, 11/02/2022(c)	5,535,884
5,397,309	Quikrete Holdings, Inc., 2nd Lien Term Loan, 7.000%, 3/26/2021(c)	5,343,336

		40,030,619

	Chemicals – 3.1%
10,307,000	Kraton Polymers LLC, Term Loan B, 1/06/2022(e)	9,276,300
12,066,898	MacDermid, Inc., USD 1st Lien Term Loan, 5.500%, 6/07/2020(c)	10,950,710

Principal Amount	Description	Value (†)
Senior Loans – continued

	Chemicals – continued
$1,258,845	MacDermid, Inc., USD Term Loan B3, 5.500%, 6/07/2020(c)	$1,143,975
8,863,460	Methanol Holdings (Trinidad) Ltd., Term Loan B, 4.250%, 6/30/2022(c)	7,533,941
4,658,640	OCI Beaumont LLC, Term Loan B3, 6.500%, 8/20/2019(c)	4,629,524
5,340,000	Plaskolite, Inc., 1st Lien Term Loan, 5.750%, 11/03/2022(c)	5,259,900
9,315,901	Styrolution U.S. Holding LLC, USD Term Loan B, 6.500%, 11/07/2019(c)	9,257,676

		48,052,026

	Construction Machinery – 0.4%
6,772,722	Onsite U.S. Finco LLC, Term Loan, 5.500%, 7/30/2021(c)	5,553,632

	Consumer Cyclical Services – 5.8%
11,841,868	Access CIG LLC, 1st Lien Term Loan, 6.004%, 10/18/2021(b)	11,486,612
8,158,521	Active Network, Inc. (The), 1st Lien Term Loan, 5.500%, 11/13/2020(c)	7,770,991
13,254,000	DTZ U.S. Borrower LLC, 2nd Lien Term Loan, 9.250%, 11/04/2022(c)	12,723,840
10,449,000	Mergermarket USA, Inc., 2nd Lien Term Loan, 7.500%, 2/04/2022(c)(d)	8,881,650
8,537,975	Miller Heiman, Inc., Term Loan B, 7.008%, 9/30/2019(b)(d)	6,433,364
11,358,345	Rentpath, Inc., 1st Lien Term Loan, 6.250%, 12/17/2021(c)	9,015,686
1,254,898	SGS Cayman LP, 2014 Term Loan B, 6.000%, 4/23/2021(c)	1,236,074
11,673,438	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(c)	9,286,219
9,084,684	STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 6.250%, 6/30/2022(c)	8,744,008
5,390,977	Sutherland Global Services, Inc., Term Loan B, 6.000%, 4/23/2021(c)	5,310,113
2,100,779	William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 5.250%, 5/06/2021(c)	2,008,219
10,072,000	William Morris Endeavor Entertainment LLC, 2nd Lien Term Loan, 8.250%, 5/06/2022(c)	8,460,480

		91,357,256

	Consumer Products – 2.0%
8,003,000	Advantage Sales & Marketing, Inc., 2014 2nd Lien Term Loan, 7.500%, 7/25/2022(c)	6,589,110
10,723,963	Bioplan USA, Inc., 2015 Term Loan, 5.750%, 9/23/2021(c)	8,954,509
3,139,279	FGI Operating Co. LLC, Term Loan, 5.500%, 4/19/2019(c)	2,412,002
8,345,490	NYDJ Apparel LLC, Term Loan, 7.000%, 1/06/2020(c)(d)	6,885,029
5,007,863	Polyconcept Investments BV, USD 1st Lien Term Loan, 6.000%, 6/27/2019(c)	4,920,225

Principal Amount	Description	Value (†)
Senior Loans – continued

	Consumer Products – continued
$2,792,995	SRAM LLC, New Term Loan B, 4.025%, 4/10/2020(b)	$2,122,676

		31,883,551

	Diversified Manufacturing – 1.2%
3,994,924	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(c)	1,727,805
7,227,841	CPI Acquisition, Inc., Term Loan B, 5.500%, 8/17/2022(c)	7,026,039
9,964,028	NN, Inc., 2015 Term Loan B, 5.750%, 10/19/2022(c)	9,802,112

		18,555,956

	Electric – 2.2%
8,692,980	Mirion Technologies, Inc., Term Loan B, 5.750%, 3/31/2022(c)	8,540,853
7,021,000	PrimeLine Utility Services LLC, Term Loan, 6.500%, 11/12/2022(c)	6,863,027
11,783,511	TerraForm AP Acquisition Holdings LLC, Term Loan B, 5.000%, 6/26/2022(c)	10,015,984
10,450,308	TPF II Power LLC, Term Loan B, 5.500%, 10/02/2021(c)	9,784,101

		35,203,965

	Environmental – 0.5%
6,165,173	EnergySolutions LLC, New Term Loan, 6.750%, 5/29/2020(c)	4,808,835
3,369,000	EWT Holdings III Corp., 2nd Lien Term Loan, 8.500%, 1/15/2022(c)	3,065,790

		7,874,625

	Financial Other – 2.2%
385,353	Ascensus, Inc., Delayed Draw Term Loan, 0.500%, 12/03/2022(f)	360,305
6,165,647	Ascensus, Inc., Term Loan, 5.500%, 12/03/2022(c)	5,764,880
5,910,617	Astro AB Borrower, Inc., 1st Lien Term Loan, 5.500%, 4/30/2022(c)	5,802,275
11,322,660	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(c)	11,223,587
7,965,803	Eze Castle Software, Inc., New 2nd Lien Term Loan, 7.250%, 4/05/2021(c)(d)	7,228,966
3,644,525	Institutional Shareholder Services, Inc., Term Loan, 5.000%, 4/30/2021(c)	3,407,631

		33,787,644

	Food & Beverage – 1.1%
9,540,060	CPM Holdings, Inc., Term Loan B, 6.000%, 4/11/2022(c)	9,361,184
3,301,586	Lineage Logistics Holdings LLC, 2014 Term Loan, 4.500%, 4/07/2021(c)	2,806,348
4,389,000	Manitowoc Foodservice, Inc., 2016 Term Loan B, 3/03/2023(e)	4,389,000

		16,556,532

Principal Amount	Description	Value (†)
Senior Loans – continued

	Gaming – 0.7%
$4,896,692	Amaya Holdings BV, USD 1st Lien Term Loan, 5.000%, 8/01/2021(c)	$4,528,216
7,410,368	Scientific Games International, Inc., 2014 Term Loan B2, 6.000%, 10/01/2021(c)	6,771,223

		11,299,439

	Health Insurance – 0.6%
11,057,000	Sedgwick Claims Management Services, Inc., Incremental 2nd Lien Term Loan, 6.750%, 2/28/2022(c)	9,656,410

	Healthcare – 7.7%
5,736,030	21st Century Oncology Holdings, Inc., Term Loan, 6.500%, 4/30/2022(c)	5,277,148
3,741,460	CareCore National LLC, Term Loan B, 5.500%, 3/05/2021(c)	3,152,180
9,653,812	CDRH Parent, Inc., New 1st Lien Term Loan, 5.250%, 7/01/2021(c)	8,145,404
7,703,000	CNT Holdings III Corp., Term Loan B, 5.250%, 1/22/2023(c)	7,645,228
11,840,841	CT Technologies Intermediate Holdings, Inc., New 1st Lien Term Loan, 5.250%, 12/01/2021(c)	11,426,411
9,512,270	eResearchTechnology, Inc., Term Loan B, 5.500%, 5/08/2022(c)	9,179,340
10,299,677	FHC Health Systems, Inc., 2014 Term Loan, 5.000%, 12/23/2021(c)	9,681,697
11,444,490	HC Group Holdings III, Inc., Term Loan B, 6.000%, 4/07/2022(c)	11,351,561
8,615,180	McGraw-Hill School Education Holdings LLC, Term Loan B, 6.250%, 12/18/2019(c)	8,485,952
898,000	NVA Holdings, Inc., 2016 Term Loan, 8/14/2021(e)	877,795
4,199,000	NVA Holdings, Inc., 2nd Lien Term Loan, 8.000%, 8/14/2022(c)	3,852,583
7,606,935	Physio-Control International, Inc., 1st Lien Term Loan, 5.500%, 6/06/2022(c)	7,597,426
850,000	Renaissance Learning, Inc., New 2nd Lien Term Loan, 8.000%, 4/11/2022(c)	756,500
4,333,118	SkillSoft Corp., 2nd Lien Term Loan, 9.250%, 4/28/2022(c)	1,854,575
11,160,025	Steward Health Care System LLC, Term Loan B, 6.750%, 4/12/2020(c)	10,629,924
2,200,872	Surgery Center Holdings, Inc., New 1st Lien Term Loan, 5.250%, 11/03/2020(c)	2,129,344
11,415,993	Tecomet, Inc., 1st Lien Term Loan, 5.750%, 12/05/2021(c)	10,160,234
2,965,723	U.S. Renal Care, Inc., 2015 Term Loan B, 5.250%, 12/31/2022(c)	2,930,520
6,643,000	Vizient, Inc., 1st Lien Term Loan, 6.250%, 2/13/2023(c)	6,601,481

		121,735,303

	Home Construction – 0.7%
11,223,870	LBM Borrower LLC, 1st Lien Term Loan, 6.250%, 8/20/2022(c)	10,505,542

Principal Amount	Description	Value (†)
Senior Loans – continued

	Independent Energy – 0.6%
$5,894,000	Callon Petroleum Co., 2nd Lien Term Loan, 8.500%, 10/08/2021(c)	$5,314,443
8,328,870	Magnum Hunter Resources, Inc., 2nd Lien Term Loan, 5.355%, 10/22/2019(c)	3,720,256

		9,034,699

	Industrial Other – 7.8%
8,351,825	Aquilex Holdings LLC, New Term Loan, 5.000%, 12/31/2020(c)	7,767,198
8,551,000	Brickman Group Ltd. LLC, 2nd Lien Term Loan, 7.500%, 12/17/2021(c)	7,661,696
6,869,000	Crosby U.S. Acquisition Corp., 2nd Lien Term Loan, 7.000%, 11/22/2021(c)(d)	3,331,465
7,064,000	Dexter Axle Co., USD Term Loan, 6.250%, 12/30/2022(c)	6,852,080
9,802,650	Eastman Kodak Co., Exit Term Loan, 7.250%, 9/03/2019(c)	8,356,759
2,511,140	Element Materials Technology Group U.S. Holdings, Inc., Term Loan B, 5.000%, 8/06/2021(c)	2,504,863
1,361,725	Filtration Group Corp., 2nd Lien Term Loan, 8.250%, 11/21/2021(c)	1,302,150
5,458,000	GCA Services Group, Inc., 2016 Term Loan, 2/19/2023(e)	5,420,503

5,609,578	Hampton Rubber Co., 1st Lien Term Loan, 5.000%, 3/27/2021(c)	4,038,896
7,227,329	Language Line LLC, 2015 1st Lien Term Loan, 6.500%, 7/07/2021(c)	7,149,056
5,043,643	LTI Holdings, Inc., 1st Lien Term Loan, 5.250%, 4/16/2022(c)	4,581,292
3,768,050	McJunkin Red Man Corp., New Term Loan, 4.750%, 11/08/2019(c)	3,306,464
12,239,000	Merrill Communications LLC, 2015 Term Loan, 6.250%, 6/01/2022(c)	9,668,810
8,805,514	NES Global Talent Ltd., 1st Lien Term Loan, 6.500%, 10/03/2019(c)	7,836,907
8,952,936	North American Lifting Holdings, Inc., 1st Lien Term Loan, 5.500%, 11/27/2020(c)	6,610,221
7,680,000	Oxbow Carbon LLC, 2nd Lien Term Loan, 8.000%, 1/17/2020(c)	5,926,426
3,724,675	Prime Security Services Borrower LLC, 1st Lien Term Loan, 5.000%, 7/01/2021(c)	3,592,449
8,502,950	RedTop Luxembourg S.a.r.l., USD 2nd Lien Term Loan, 8.250%, 6/03/2021(c)	7,971,515
4,135,996	Research Now Group, Inc., Term Loan, 5.500%, 3/18/2021(c)	4,011,916
11,365,684	Trojan Battery Co. LLC, 2013 Term Loan, 5.750%, 6/11/2021(c)	11,138,370
3,733,000	USAGM HoldCo LLC, 2015 Term Loan, 4.750%, 7/28/2022(c)	3,484,121

		122,513,157

	Leisure – 1.4%
11,467,194	AMF Bowling Centers, Inc., Term Loan B, 7.250%, 9/18/2021(c)	11,180,514
6,761,055	CDS U.S. Intermediate Holdings, Inc., 1st Lien Term Loan, 5.000%, 7/08/2022(c)	6,223,551

Principal Amount	Description	Value (†)
Senior Loans – continued

	Leisure – continued
$3,931,000	CDS U.S. Intermediate Holdings, Inc., 2nd Lien Term Loan, 9.250%, 7/10/2023(c)	$3,528,073
1,239,512	World Triathlon Corp., Term Loan, 5.250%, 6/26/2021(c)	1,189,932

		22,122,070

	Lodging – 0.5%
8,709,556	Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.250%, 12/27/2020(c)	8,484,588

	Media Entertainment – 4.5%
9,923,875	ALM Media Holdings, Inc., 1st Lien Term Loan, 5.500%, 7/31/2020(c)	9,427,682
8,344,000	Alpha Media LLC, 2016 Term Loan, 2/25/2022(e)	7,926,800
12,479,095	Cengage Learning Acquisitions, Inc., 1st Lien Term Loan, 7.000%, 3/31/2020(c)	11,969,574
9,371,263	Cumulus Media Holdings, Inc., 2013 Term Loan, 4.250%, 12/23/2020(c)	6,044,465
7,716,583	Dex Media West LLC, New Term Loan, 8.000%, 12/30/2016(c)	3,093,887
2,289,237	Extreme Reach, Inc., 1st Lien Term Loan, 7.250%, 2/07/2020(c)	2,216,279
7,588,000	Extreme Reach, Inc., 2nd Lien Term Loan, 10.500%, 1/24/2021(c)(d)	6,525,680
11,343,616	iHeartCommunications, Inc., Term Loan D, 7.189%, 1/30/2019(c)	7,420,653
5,456,000	Penton Media, Inc., New 2nd Lien Term Loan, 9.000%, 10/02/2020(c)	5,210,480
7,016,026	ProQuest LLC, New Term Loan B, 5.750%, 10/24/2021(c)	6,653,508

5,089,287	YP LLC, USD Term Loan B, 8.069%, 6/04/2018(b)	4,809,376

		71,298,384

	Metals & Mining – 0.6%
3,972,279	American Rock Salt Holdings LLC, 1st Lien Term Loan, 4.750%, 5/20/2021(c)	3,606,512
6,228,078	American Rock Salt Holdings LLC, Incremental Term Loan, 4.750%, 5/20/2021(c)	5,654,597

		9,261,109

	Midstream – 0.8%
11,496,445	Chelsea Petroleum Products I LLC, Term Loan B, 5.250%, 10/22/2022(c)	10,576,729
2,793,891	Targa Resources Corp., Term Loan B, 5.750%, 2/25/2022(c)	2,263,052

		12,839,781

	Natural Gas – 0.3%
4,203,903	Southcross Energy Partners LP, 1st Lien Term Loan, 5.250%, 8/04/2021(c)	2,154,501
12,345,780	Southcross Holdings Borrower LP, Term Loan B, 6.000%, 8/04/2021(c)	1,851,867

		4,006,368

Principal Amount	Description	Value (†)
Senior Loans – continued

	Oil Field Services – 0.7%
$8,032,867	CJ Holding Co., Term Loan B2, 7.250%, 3/24/2022(c)	$2,865,083
5,858,934	KCA Deutag U.S. Finance LLC, Term Loan, 6.250%, 5/15/2020(c)(d)	3,281,003
316,667	Pinnacle Holdco S.a.r.l., 2nd Lien Term Loan, 10.500%, 7/24/2020(c)	232,750
2,579,407	Pinnacle Holdco S.a.r.l., Term Loan, 4.750%, 7/30/2019(c)	1,986,143
4,488,964	UTEX Industries, Inc., 1st Lien Term Loan 2014, 5.000%, 5/22/2021(c)	2,424,040

		10,789,019

	Other Utility – 0.7%
11,973,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(c)	11,209,721

	Packaging – 1.0%
8,347,680	Hilex Poly Co. LLC, Term Loan B, 6.000%, 12/05/2021(c)	8,305,942
7,344,638	PLZ Aeroscience Corp., USD Term Loan, 5.250%, 7/31/2022(c)	7,124,299

		15,430,241

	Pharmaceuticals – 0.4%
2,995,632	Akorn, Inc., Term Loan B, 6.000%, 4/16/2021(c)	2,980,654
3,400,325	MedImpact Healthcare Systems, Inc., Term Loan, 5.750%, 10/27/2022(c)	3,332,319

		6,312,973

	Property & Casualty Insurance – 3.0%
2,196,405	AmWINS Group LLC, 2014 2nd Lien Term Loan, 9.500%, 9/04/2020(c)	2,042,657
12,559,969	Applied Systems, Inc., New 2nd Lien Term Loan, 7.500%, 1/24/2022(c)	11,366,772
7,026,000	AssuredPartners, Inc., 2015 1st Lien Term Loan, 5.750%, 10/21/2022(c)	6,718,613
9,625,000	CGSC of Delaware Holding Corp., 2nd Lien Term Loan C, 8.250%, 10/16/2020(c)	9,464,551
2,858,351	Cunningham Lindsey U.S., Inc., 1st Lien Term Loan, 5.000%, 12/10/2019(c)	1,834,118
701,591	Cunningham Lindsey U.S., Inc., 2nd Lien Term Loan, 9.250%, 6/10/2020(c)(d)	370,966
8,969,040	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(c)	8,378,608
9,375,000	Mitchell International, Inc., New 2nd Lien Term Loan, 8.500%, 10/11/2021(c)(d)	7,546,875

		47,723,160

	Restaurants – 1.1%
7,679,000	Portillo’s Holdings LLC, 2nd Lien Term Loan, 8.000%, 8/01/2022(c)	7,285,452
10,602,638	Red Lobster Management LLC, Term Loan B, 6.250%, 7/28/2021(c)	10,364,078

		17,649,530

Principal Amount	Description	Value (†)
Senior Loans – continued

	Retailers – 7.7%
$9,352,774	Academy Ltd., 2015 Term Loan B, 5.000%, 7/01/2022(c)	$8,609,228
10,827,054	Ascena Retail Group, Inc., 2015 Term Loan B, 5.250%, 8/21/2022(c)	10,042,093
6,820,385	At Home Holding III, Inc., Term Loan, 5.000%, 6/03/2022(c)	6,496,417
10,372,050	BDF Acquisition Corp., 1st Lien Term Loan, 5.250%, 2/12/2021(c)	10,034,958
12,874,000	BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 8.500%, 3/26/2020(c)	10,615,643
8,111,697	David’s Bridal, Inc., New Term Loan B, 5.250%, 10/11/2019(c)	6,738,467
10,690,131	Evergreen Acqco 1 LP, New Term Loan, 5.000%, 7/09/2019(c)	7,974,837
5,921,165	Eyemart Express LLC, Term Loan B, 5.000%, 12/18/2021(c)	5,780,538
10,408,695	Jill Acquisition LLC, 2015 Term Loan, 6.000%, 5/08/2022(c)	9,680,086
11,612,000	Mattress Firm Holding Corp., 2016 Term Loan, 6.250%, 10/20/2021(c)	11,215,218
16,346,080	Neiman Marcus Group, Inc. (The), 2020 Term Loan, 4.250%, 10/25/2020(c)	13,676,275
10,260,000	Petco Animal Supplies, Inc., 2016 Term Loan B1, 5.750%, 1/26/2023(c)	10,045,669
2,619,195	PFS Holding Corp., 1st Lien Term Loan, 4.500%, 1/31/2021(c)	2,301,618
5,273,742	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(c)	4,917,765
3,407,000	Talbots, Inc. (The), 2nd Lien Term Loan, 9.500%, 3/19/2021(c)(d)	3,172,769

		121,301,581

	Technology – 7.6%
9,989,996	AF Borrower LLC, 1st Lien Term Loan, 6.250%, 1/28/2022(c)	9,482,205
9,634,544	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(c)	9,297,335
3,561,000	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(c)	3,406,702
9,850,122	Aricent Technologies, 1st Lien Term Loan, 5.500%, 4/14/2021(c)	8,643,482
4,096,402	Edmentum, Inc., 2013 Term Loan, 5.500%, 6/09/2019(c)(g)	2,826,518
4,834,616	EIG Investors Corp., 2013 Term Loan, 6.230%, 11/09/2019(c)	4,484,106
2,246,000	Hyland Software, Inc., 2nd Lien Term Loan, 8.250%, 7/01/2023(c)	2,013,921
8,629,880	Internap Corp., Term Loan, 6.000%, 11/26/2019(c)	8,112,087
4,191,000	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(c)(d)	2,965,132
7,526,819	IQOR U.S., Inc., Term Loan B, 6.000%, 4/01/2021(c)	5,833,285
4,243,000	MH Sub I LLC, 2nd Lien Term Loan, 8.500%, 7/08/2022(c)	3,776,270
9,949,495	MSC Software Corp., 1st Lien Term Loan, 5.000%, 5/29/2020(c)	8,954,545

Principal Amount	Description	Value (†)
Senior Loans – continued

	Technology – continued
$8,015,569	Openlink International Intermediate, Inc., 2017 Term Loan, 6.250%, 10/28/2017(c)	$7,654,869
4,465,823	P2 Upstream Acquisition Co., 1st Lien Term Loan, 5.000%, 10/30/2020(c)	3,528,000
8,641,013	Presidio, Inc., Refi Term Loan, 5.250%, 2/02/2022(c)	8,252,167
9,157,924	Riverbed Technology, Inc., Term Loan B, 6.000%, 4/24/2022(c)	8,958,372
28,134	Rocket Software, Inc., New Term Loan, 5.750%, 2/08/2018(c)	27,946
11,762,337	Sirius Computer Solutions, Inc., 1st Lien Term Loan, 6.000%, 10/30/2022(c)	11,527,090
9,948,849	SurveyMonkey, Inc., Term Loan B, 6.250%, 2/05/2019(c)	9,252,430

		118,996,462

	Transportation Services – 2.7%
10,300,000	Gruden Acquisition, Inc., 1st Lien Term Loan, 5.750%, 8/18/2022(c)	8,529,739
9,640,029	OSG Bulk Ships, Inc., OBS Term Loan, 5.250%, 8/05/2019(c)	8,398,875
9,808,783	OSG International, Inc., OIN Term Loan, 5.750%, 8/05/2019(c)	8,901,470
10,353,193	WP Mustang Holdings LLC, 1st Lien Term Loan B, 5.500%, 5/29/2021(c)	10,217,359
9,080,457	YRC Worldwide, Inc., Term Loan, 8.000%, 2/13/2019(c)	7,132,699

		43,180,142

	Wireless – 1.1%
18,692,000	Asurion LLC, New 2nd Lien Term Loan, 8.500%, 3/03/2021(c)	15,103,136
1,982,500	Asurion LLC, Term Loan B4, 5.000%, 8/04/2022(c)	1,816,466

		16,919,602

	Wirelines – 4.2%
10,339,279	Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/24/2022(c)	9,599,401
3,589,690	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(c)	3,482,754
9,788,064	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(c)	9,206,946
4,526,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/12/2021(c)(d)	4,277,070
7,990,473	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(c)	7,524,388
10,438,045	Nextgen Networks Pty Ltd., USD Term Loan B, 5.000%, 5/31/2021(c)(d)	8,907,097
6,279,900	Sable International Finance Ltd., Term Loan B1, 11/23/2022(e)	6,095,459
5,138,100	Sable International Finance Ltd., Term Loan B2, 11/23/2022(e)	4,987,194

Principal Amount	Description	Value (†)
Senior Loans – continued

	Wirelines – continued
$12,583,931	U.S. Telepacific Corp., Term Loan, 6.000%, 11/25/2020(c)	$11,935,858

		66,016,167

	Total Senior Loans (Identified Cost $1,432,803,068)	1,287,186,002

Bonds and Notes – 12.5%

Non-Convertible Bonds – 12.0%

	Building Materials – 0.5%
7,340,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	4,991,200
2,668,000	BMC Stock Holdings, Inc., 9.000%, 9/15/2018, 144A	2,681,340

		7,672,540

	Cable Satellite – 0.8%
12,362,350	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(h)	11,744,232

	Chemicals – 1.1%
8,430,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	7,291,950
2,297,000	Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.375%, 3/01/2018	2,182,150
9,295,000	Perstorp Holding AB, 11.000%, 8/15/2017, 144A	8,040,175

		17,514,275

	Consumer Products – 0.5%
8,100,000	Serta Simmons Bedding LLC, 8.125%, 10/01/2020, 144A	8,322,750

	Environmental – 0.7%
10,311,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	9,795,450
1,637,000	GFL Escrow Corp., 9.875%, 2/01/2021, 144A	1,661,555

		11,457,005

	Finance Companies – 0.3%
5,370,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	5,208,900

	Financial Other – 0.2%
3,335,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	3,284,975

	Healthcare – 0.5%
9,200,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	8,510,000

	Home Construction – 0.2%
2,879,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	2,569,508

Principal Amount	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Independent Energy – 1.0%
$6,275,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	$2,964,938
19,270,000	Chesapeake Energy Corp., 3.872%, 4/15/2019(c)	3,854,000
8,975,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	4,958,687
3,175,000	Rex Energy Corp., 8.875%, 12/01/2020	317,500
8,660,000	Sanchez Energy Corp., 7.750%, 6/15/2021	3,507,300

		15,602,425

	Media Entertainment – 0.3%
4,515,000	National CineMedia LLC, 7.875%, 7/15/2021	4,684,313

	Metals & Mining – 0.8%
5,025,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	3,825,281
10,430,000	Petra Diamonds U.S. Treasury PLC, 8.250%, 5/31/2020, 144A	8,135,400

		11,960,681

	Non-Agency Commercial Mortgage-Backed Securities – 0.3%
5,389,208	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(d)	5,099,807

	Packaging – 0.6%
9,680,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 6.000%, 6/15/2017, 144A	9,643,700

	Pharmaceuticals – 0.2%
2,780,000	Valeant Pharmaceuticals International, Inc., 6.750%, 8/15/2018, 144A	2,682,700

	Property & Casualty Insurance – 0.7%
12,182,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	10,902,890

	Technology – 0.6%
12,206,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	9,825,830
1,068,003	Edmentum, Inc., Junior PIK Note, 10.000%, 6/09/2020(i)(j)	—

		9,825,830

	Wireless – 0.7%
10,350,000	Sprint Communications, Inc., 6.000%, 12/01/2016	10,272,375

	Wirelines – 2.0%
12,300,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	11,838,750
4,820,000	Frontier Communications Corp., 8.875%, 9/15/2020, 144A	4,976,650

Principal Amount	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Wirelines – continued
$18,065,000	Windstream Services LLC, 7.750%, 10/01/2021	$14,576,197

		31,391,597

	Total Non-Convertible Bonds (Identified Cost $234,013,412)	188,350,503

Convertible Bonds – 0.5%

	Consumer Products – 0.5%
8,450,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016	7,826,813

	REITs - Mortgage – 0.0%
660,000	iStar, Inc., 3.000%, 11/15/2016	650,100

	Total Convertible Bonds (Identified Cost $8,903,499)	8,476,913

	Total Bonds and Notes (Identified Cost $242,916,911)	196,827,416

Shares
Preferred Stocks – 0.4%

	Pharmaceuticals – 0.4%
6,693	Allergan PLC, Series A, 5.500% (Identified Cost $6,693,000)	6,465,304

Common Stocks – 0.0%

	Diversified Consumer Services – 0.0%
8,680	Edmentum Ultimate Holdings LLC, Class A(i)(j)	—

	Energy Equipment & Services – 0.0%
134,877	Hercules Offshore, Inc.(j)	173,991

	Total Common Stocks (Identified Cost $6,908,271)	173,991

Principal Amount
Short-Term Investments – 5.0%
$12,910,197	Repurchase Agreement with State Street Bank and Trust Company, dated 2/29/2016 at 0.000% to be repurchased at $12,910,197 on 3/01/2016 collateralized by $13,145,000 U.S. Treasury Note, 0.750% due 10/31/2017 valued at $13,169,557 including accrued interest(k)	12,910,197
65,446,282	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 02/29/2016 at 0.030% to be repurchased at $65,446,337 on 3/01/2016 collateralized by $23,125,000 Federal National Mortgage Association 2.000% due 5/26/2021 valued at $23,153,906; $40,825,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $42,406,969; $1,205,000 U.S. Treasury Note, 1.125% due 2/28/2021 valued at $1,198,975 including accrued interest(k)	65,446,282

	Total Short-Term Investments (Identified Cost $78,356,479)	78,356,479

	Total Investments – 99.8% (Identified Cost $1,767,677,729)(a)	1,569,009,192
	Other assets less liabilities – 0.2%	3,195,991

	Net Assets – 100.0%	$1,572,205,183

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Senior loans are valued at bid prices supplied by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of February 29, 2016, securities held by the Fund included in net assets (reflected at absolute value) were fair valued as follows:

Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]		Percentage of Net Assets
$ 82,047,968	5.2%	$—	[3]	0.0%

[1]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[2]	Fair valued by the Fund’s adviser.
[3]	Fair valued at zero.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At February 29, 2016, the net unrealized depreciation on investments based on a cost of $1,769,953,341 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,109,136
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(202,053,285)

Net unrealized depreciation	$(200,944,149)

At November 30, 2015, the Fund had a short-term capital loss carryforward of $11,510,617 with no expiration date and a long-term capital loss carryforward of $32,396,710 with no expiration date. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at February 29, 2016.

(c)	Variable rate security. Rate as of February 29, 2016 is disclosed.

(d)	Illiquid security. At February 29, 2016, the value of these securities amounted to $82,047,968 or 5.2% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.

(e)	Position is unsettled. Contract rate was not determined at February 29, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.

(f)	Unfunded loan commitment. Represents a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended February 29, 2016, interest payments were made in cash and additional debt securities.

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended February 29, 2016, interest payments were made in cash.

(i)	Fair valued at zero by the Fund’s adviser. At February 29, 2016, the value of these securities amounted to 0.0% of net assets.

(j)	Non-income producing security.

(k)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of February 29, 2016, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the value of Rule 144A holdings amounted to $132,668,260 or 8.4% of net assets.

PIK	Payment-in-Kind

REITs	Real Estate Investment Trusts

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•	Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Senior Loans*	$—	$1,287,186,002	$—		$1,287,186,002
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	—	—	5,099,807	(a)	5,099,807
Technology	—	9,825,830	—	(b)	9,825,830
All Other Non-Convertible Bonds*	—	173,424,866	—		173,424,866

Total Non-Convertible Bonds	—	183,250,696	5,099,807		188,350,503

Convertible Bonds*	—	8,476,913	—		8,476,913

Total Bonds and Notes	—	191,727,609	5,099,807		196,827,416

Preferred Stocks*	6,465,304	—	—		6,465,304
Common Stocks*	173,991	—	—	(b)	173,991
Short-Term Investments	—	78,356,479	—		78,356,479

Total	$6,639,295	$1,557,270,090	$5,099,807		$1,569,009,192

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Valued using broker-dealer bid prices.
(b)	Fair valued at zero using level 3 inputs.

For the period ended February 29, 2016, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of November 30, 2015 and/or February 29, 2016:

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2016		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at February 29, 2016
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$5,355,286	$—	$—	$(252,193)	$—	$(3,286)	$—	$—	$5,099,807		$(252,216)
Technology	—	—	—	—	—	—	—	—	—	(a)	—
Common Stocks
Diversified Consumer Services	—	—	—	—	—	—	—	—	—	(a)	—

Total	$5,355,286	$—	$—	$(252,193)	$—	$(3,286)	$—	$—	$5,099,807		$(252,216)

(a)	Fair valued at zero using level 3 inputs.

Industry Summary at February 29, 2016 (Unaudited)

Healthcare	8.2%
Technology	8.2
Industrial Other	7.8
Retailers	7.7
Wirelines	6.2
Consumer Cyclical Services	5.8
Media Entertainment	4.8
Chemicals	4.2
Property & Casualty Insurance	3.7
Automotive	3.5
Consumer Products	3.0
Building Materials	3.0
Transportation Services	2.7
Financial Other	2.4
Electric	2.2
Other Investments, less than 2% each	21.4
Short-Term Investments	5.0

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of February 29, 2016 (Unaudited)

Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks – 89.9% of Net Assets

	Aerospace & Defense – 8.1%
31,000	General Dynamics Corp.	$4,224,370
41,325	Honeywell International, Inc.	4,188,289

		8,412,659

	Banks – 3.8%
84,000	Wells Fargo & Co.	3,941,280

	Beverages – 2.7%
25,450	Anheuser-Busch InBev SA/NV, Sponsored ADR	2,837,675

	Consumer Finance – 2.5%
46,675	American Express Co.	2,594,197

	Diversified Financial Services – 2.1%
24,550	Moody’s Corp.	2,180,040

	Food & Staples Retailing – 5.1%
66,825	Walgreens Boots Alliance, Inc.	5,275,165

	Health Care Equipment & Supplies – 6.0%
80,100	Medtronic PLC	6,198,939

	Health Care Providers & Services – 9.8%
48,500	HCA Holdings, Inc.(b)	3,356,685
57,050	UnitedHealth Group, Inc.	6,794,655

		10,151,340

	Insurance – 3.5%
72,800	American International Group, Inc.	3,654,560

	Internet & Catalog Retail – 5.7%
4,710	Priceline Group, Inc. (The)(b)(c)	5,959,139

	Internet Software & Services – 6.3%
1,350	Alphabet, Inc., Class A(b)	968,247
8,035	Alphabet, Inc., Class C(b)(c)	5,606,582

		6,574,829

	IT Services – 7.8%
45,575	Broadridge Financial Solutions, Inc.	2,558,125
22,150	MasterCard, Inc., Class A	1,925,278
95,100	PayPal Holdings, Inc.(b)	3,627,114

		8,110,517

	Life Sciences Tools & Services – 4.6%
36,900	Thermo Fisher Scientific, Inc.	4,767,111

	Machinery – 3.4%
36,050	Cummins, Inc.	3,517,398

	Oil, Gas & Consumable Fuels – 1.3%
39,725	Marathon Petroleum Corp.	1,360,581

Shares	Description	Value (†)
Common Stocks – continued

	Semiconductors & Semiconductor Equipment – 7.0%
31,825	Broadcom Ltd.(c)	$4,263,595
57,225	Texas Instruments, Inc.	3,034,070

		7,297,665

	Software – 6.7%
136,325	Microsoft Corp.	6,936,216

	Technology Hardware, Storage & Peripherals – 3.5%
37,000	Apple, Inc.	3,577,530

	Total Common Stocks (Identified Cost $92,002,231)	93,346,841

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 1.0%

	Independent Energy – 1.0%
$1,000,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	1,015,015

	Total Bonds and Notes (Identified Cost $1,010,000)	1,015,015

Short-Term Investments – 9.3%
9,633,822	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/29/2016 at 0.030% to be repurchased at $9,633,830 on 3/01/2016 collateralized by $9,460,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $9,826,575 including accrued interest(d) (Identified Cost $9,633,822)	9,633,822

	Total Investments – 100.2% (Identified Cost $102,646,053)(a)	103,995,678
	Other assets less liabilities – (0.2)%	(226,969)

	Net Assets – 100.0%	$103,768,709

Shares
Common Stocks Sold Short(e) – (1.3)%

	Trading Companies & Distributors – (1.3)%
45,500	Air Lease Corp. (Proceeds $1,229,260)	$(1,367,275)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Domestic exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At February 29, 2016, the net unrealized appreciation on investments based on a cost of $102,646,053 (excludes proceeds received from short sales of $1,229,260) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
Investment securities	$5,859,051
Securities sold short	—
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value
Investment securities	(4,509,426)
Securities sold short	(138,015)

Net unrealized appreciation	$1,211,610

At November 30, 2015, post-October capital loss deferrals were $ 2,006,489. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Non-income producing security.

(c)	A portion of this security has been pledged as collateral for short sales.

(d)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of February 29, 2016, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(e)	The Fund may enter into short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own, usually in anticipation of a decline in the fair market value of the security. To sell a security short, a Fund typically borrows that security from a prime broker and delivers it to the short sale counterparty. Short sale proceeds are held by the prime broker until the short position is closed out. When closing out a short position, a Fund will have to purchase the security it originally sold short. The value of short sales is marked-to-market daily. A Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; a Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes a Fund to potentially unlimited losses. Ordinarily, a Fund will pay interest to borrow securities and will have to repay the lender any dividends that accrue on the security while the loan is outstanding. The Fund intends to cover its short sale transactions by segregating or earmarking liquid assets, such that the segregated/earmarked amount, combined with assets pledged to the prime broker as collateral, equals the current market value of the securities underlying the short sale.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•	Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$93,346,841	$—	$—	$93,346,841
Bonds and Notes*	—	1,015,015	—	1,015,015
Short-Term Investments	—	9,633,822	—	9,633,822

Total	$93,346,841	$10,648,837	$—	$103,995,678

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short*	$(1,367,275)	$—	$—	$(1,367,275)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended February 29, 2016, there were no transfers among Levels 1, 2 and 3.

Industry Summary at February 29, 2016 (Unaudited)

Health Care Providers & Services	9.8%
Aerospace & Defense	8.1
IT Services	7.8
Semiconductors & Semiconductor Equipment	7.0
Software	6.7
Internet Software & Services	6.3
Health Care Equipment & Supplies	6.0
Internet & Catalog Retail	5.7
Food & Staples Retailing	5.1
Life Sciences Tools & Services	4.6
Banks	3.8
Insurance	3.5
Technology Hardware, Storage & Peripherals	3.5
Machinery	3.4
Beverages	2.7
Consumer Finance	2.5
Diversified Financial Services	2.1
Other Investments, less than 2% each	2.3
Short-Term Investments	9.3
Trading Companies & Distributors*	(1.3)

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

*	Securities sold short.

ITEM 2.	CONTROLS AND PROCEDURES.

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS

(a)(1)	Certification for the Principal Executive Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

(a)(2)	Certification for the Principal Financial Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	April 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	April 22, 2016

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer

Date:	April 22, 2016